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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                February 9, 2001

                             SOVEREIGN BANCORP, INC.
             (Exact name of registrant as specified in its charter)

           Pennsylvania                      0-16533                     23-2453088
  --------------------------------     ------------------------     ------------------------
  (State or other jurisdiction of      (Commission File Number)     (IRS Employer Ident. No.)
          incorporation)

2000 Market Street, Philadelphia Pennsylvania                    19103
---------------------------------------------                 ----------
  (Address of principal executive offices)                    (Zip Code)

               Registrant's telephone number, including area code
                                  (215)557-4630



                                      N/A
         -------------------------------------------------------------
         (Former name or former address, if changed since last report.)



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Item 5.  Other Events.

         Sovereign Bancorp, Inc. (the "Company") is filing this Current Report to provide certain information concerning the Company that may be of importance to security holders.

         The Company completed its previously announced public offerings of $150 million of common stock and $175 million of senior notes on February 9, 2001 and February 20, 2001, respectively.

         Copies of the prospectus supplements forming a portion of the Company's registration statement on Form S-3 filed under the Securities Act of 1933, as amended and used in connection with the Company's offers and sales of common stock and senior notes, are filed and attached hereto as Exhibits 99.1 and 99.2, respectively. In connection with the sale of the senior notes, the Company entered into the Second Supplemental Indenture, dated as of February 15, 2001, between the Company and BNY Midwest Trust Company which is attached hereto as
Exhibit 4.1.


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Item 7.  Financial Statements and Exhibits.

         Exhibits.

         The following exhibits are filed herewith:

             4.1 Second Supplemental Indenture, dated as of February 15, 2001, to the Senior Indenture dated as of February 1, 1994, between Sovereign Bancorp, Inc. and BNY Midwest Trust Company relating to the senior notes.

            99.1 Prospectus Supplement dated February 5, 2001, of Sovereign Bancorp, Inc. regarding the shares of common stock.

            99.2 Prospectus Supplement dated February 9, 2001, of Sovereign Bancorp, Inc. regarding the senior notes.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SOVEREIGN BANCORP, INC.
Dated:  February 21, 2001

                                   /s/ Lawrence M. Thompson, Jr.
                                   -----------------------------
                                   Lawrence M. Thompson, Jr.
                                   Chief Administrative Officer


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                                  EXHIBIT INDEX

           Exhibit
            Number                  Description
           -------                  -----------

             4.1 Second Supplemental Indenture, dated as of February 15, 2001 to the Senior Indenture dated as of February 1, 1994, between Sovereign Bancorp, Inc. and BNY Midwest Trust Company relating to the senior notes.

            99.1 Prospectus Supplement dated February 5, 2001, of Sovereign Bancorp, Inc. regarding the shares of common stock.

            99.2 Prospectus Supplement dated February 9, 2001, of Sovereign Bancorp, Inc. regarding the senior notes.